Brown Capital Management
Mid Company Fund

Summary Prospectus | July 29, 2016
Investor Shares (BCMSX)
CUSIP Number 115291809

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.browncapital.com. You can also get this information at no cost by calling 1-877-892-4BCM (1-877-892-4226) or by sending an e-mail request to information@browncapital.com. The Fund’s Prospectus and Statement of Additional Information dated July 29, 2016 are incorporated by reference into this Summary Prospectus.

Investment Objective. The Mid Company Fund (previously the Mid-Cap Fund) seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund. These tables describe the fees and expenses that you may pay if you buy and hold shares of the Mid Company Fund.

Shareholder Fees
(fees paid directly from your investment)	Investor Shares
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.60%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.61%
Fee Waivers and/or Expense Reimbursements[2]	(0.45%	)
Total Annual Fund Operating Expenses After
Waivers and/or Expense Reimbursements[2]	1.16%

1.
Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2.
Brown Capital Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Mid Company Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Mid Company Fund and to assume other expenses of the Mid Company Fund, if necessary, in an amount that limits the Mid Company Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Mid Company Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 0.90% until July 31, 2017. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions such as Fund asset levels being at certain thresholds and operating expenses being less than the operating expense limit for the Mid Company Fund, the Mid Company Fund may reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Mid Company Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Mid Company Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver and/or reimbursement.

Example. This example is intended to help you compare the cost of investing in the Mid Company Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Mid Company Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Mid Company Fund’s operating expenses remain the same. Only the 1-year number shown below reflects the Advisor’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$118	$464	$833	$1,871

Portfolio Turnover. The Mid Company Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Mid Company Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Mid Company Fund’s performance. During the most recent fiscal year, the Mid Company Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies.

The Mid Company Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of equity securities of companies with total operating revenues of $500 million to $10 billion at the time of initial investment (“mid sized companies”). It is important to note that the Mid Company Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the focus of the Mid Company Fund is on the revenue produced by the issuer of the securities.

The Mid Company Fund typically invests in common stocks. The Advisor seeks to build a portfolio of exceptional mid companies with the wherewithal to become exceptional larger companies. The Mid Company Fund typically holds a portfolio of between 40 to 60 securities which the Advisor believes have the potential for growth.

The Advisor’s Philosophy

The Advisor believes that a sustained commitment to a portfolio of exceptional companies will, over time, generate attractive long-term returns. The Advisor believes exceptional companies save time, lives, money and headaches and provide an exceptional value proposition to consumers. The Advisor views these differentiated organizations as having the wherewithal to provide unique solutions that include, but are not limited to, the utilization of innovative technology and insight to help address or redefine the challenges faced by institutions or consumers. These companies often retain a long-term growth plan, durable revenue growth, defensible market presence and profitability to fuel and sustain earnings per share growth. While investing in exceptional growth companies is paramount, the Advisor believes in being disciplined and deliberate about what it is willing to pay for growth opportunities and doing so in a benchmark agnostic manner (meaning that the Advisor selects companies without consideration of benchmarks by which the Fund is measured). Because the Mid Company Fund is managed in a benchmark agnostic manner, an unintended consequence is that the Fund may have sector exposure.

The Advisor’s Investment Approach

The Advisor believes an investment program establishes the processes necessary to identify, research and construct a portfolio. The Advisor distinguishes Mid Company from mid capitalization investing by its use of revenue not market capitalization to identify and invest in exceptional mid companies that have the wherewithal to become exceptional larger companies. The Advisor sources ideas from many places. Companies eligible for investment typically retain between $500 million and $10 billion in revenue at the time of initial investment. The Advisor’s investment professionals retain dual duties, managing the portfolio as a team and serving as generalists in their analytical role. They discuss prospective portfolio candidates with teammates before any in-depth research is performed to ensure the commitment of time dedicated to understanding the company makes sense to all team members.

The Advisor believes in-depth fundamental research, when applied over a three to five year time horizon, and implemented with a benchmark agnostic framework, has the potential to generate attractive long-term returns.

Therefore, the foundation of the Advisor’s investment process is fundamental analysis. Valuation analysis is also part of the Advisor’s investment process.

The Advisor constructs the Mid Company Fund’s portfolio to generally be fully invested with no more than 5% in cash. The Advisor believes a diversified portfolio of 40-60 companies and their research efforts may, collectively, reduce portfolio risk.

The Advisor generally expects to hold securities for the long term. The Advisor typically sells securities from the Mid Company Fund’s portfolio when the investment thesis driving the purchase of the company changes, the Advisor has a better investment idea, and/or its valuation no longer meets expectations.

Principal Risks of Investing in the Fund. An investment in the Mid Company Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Mid Company Fund will be successful in meeting its investment objective. Generally, the Mid Company Fund will be subject to the following risks:

•
Market Risk: Market risk refers to the possibility that the value of equity securities held by the Mid Company Fund may decline due to daily fluctuations in the securities markets. Movements in the stock market may adversely affect the specific securities held by the Mid Company Fund on a daily basis, and, as a result, such movements may negatively affect the Mid Company Fund’s net asset value.

•	Investment Style Risk: The performance of the Mid Company Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Mid Company Fund to achieve its investment objectives.

•
Market Sector Risk: The percentage of the Mid Company Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market.

•
Equity Securities Risk: To the extent that the majority of the Mid Company Fund’s portfolio consists of common stocks, it is expected that the Mid Company Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

•
Mid Sized and Small Sized Company Risk: Investing in the securities of mid and small sized companies generally involves greater risk than investing in larger, more established companies. Although investing in securities of medium and small-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. The earnings and prospects of smaller companies are more volatile than larger companies, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience. The Fund would deem a small company to be a company with total operating revenues of $250 million or less at the time of the initial investment. While the Fund is not managed to invest in companies in terms of market capitalization but rather based on company revenues, the Fund may nonetheless hold securities the issuer of which is considered to be a mid or small-sized company in terms of capitalization.

Performance Information. The bar chart and table shown below provide an indication of the risks of investing in the Investor Shares of the Mid Company Fund by showing changes in the Mid Company Fund’s performance from year to year and by showing how the Mid Company Fund’s average annual total returns compare to that of two broad-based securities market indexes. Prior to November 30, 2011, the Investor Shares did not have a 12b-1 fee. The performance reflected in the bar chart has been restated to reflect the effect of the 12b-1 fee for the Investor Shares. The Mid Company Fund’s past performance (before and after taxes) is not necessarily an indication of how the Mid Company Fund will perform in the future. Updated information on the Mid Company Fund’s results can be obtained by visiting: http://www.browncapital.com/mid-funds-overview.html.

Year-to-date return as of the most recent quarter ended June 30, 2016 was -3.94%.

Quarterly Returns During This Time Period
Highest return for a quarter	22.52%	Quarter ended June 30, 2009

Lowest return for a quarter	-17.73%	Quarter ended September 30, 2011

Average Annual Total Returns Periods ended December 31, 2015	Past 1 Year	Past 5 Years	Past 10 Years
Mid Company Fund Before taxes After taxes on distributions After taxes on distributions and sale of shares	-9.31% -20.82% 2.47%	6.18% 2.90% 4.60%	7.85% 5.71% 6.13%
S&P MidCap 400® Index (reflects no deduction for fees, expenses, or taxes)	-2.18%	10.68%	8.18%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	-0.20%	11.54%	8.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management.

Investment Advisor. Brown Capital Management, LLC is the Mid Company Fund’s Investment Advisor.

Portfolio Managers. The Mid Company Fund is team-managed by Eddie C. Brown, CFA, CIC (Chairman, CEO and Founder of the Advisor), Walton D. Pearson (Managing Director and Senior Portfolio Manager of the Advisor), and Daman C. Blakeney (Managing Director/Senior Portfolio Manager of the Advisor). Mr. Brown served as portfolio manager for the Mid Company Fund since its inception in 2002; Mr. Pearson has served as portfolio manager since 2005; and Mr. Blakeney has served as portfolio manager since 2009.

Purchase and Sale of Fund Shares. The Fund’s minimum initial investment for Investor Shares is $5,000 ($2,000 for IRA and Keogh Plans). The Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan).

Purchase and redemption orders by mail should be sent to the Brown Capital Management Mutual Funds, specifying Fund name and share class, c/o ALPS Fund Services, Inc., P.O. Box 1466, Denver, Colorado 80201. Redemption orders by facsimile should be transmitted to 1-866-205-1499. Please call the Fund at 1-877-892-4BCM (1-877-892-4226) to conduct telephone transactions or to receive wire instructions for bank wire orders. The Fund has also authorized certain broker-dealers to accept purchase or redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement (in such arrangement taxes will be deferred until a later time), such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.